NAGAO GROUP HOLDINGS LIMITED

_____________ ___, 2007

Value Creation Partners Company Ltd.
12B, Lippo Leighton Tower
103 Leighton Road
Hong King

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Nagao Group Holdings Limited (“NGHL”) and continuing until the consummation by NGHL of a “Business Combination” (as described in NGHL’s IPO prospectus) or NGHL’s liquidation, Value Creation Partners Company Ltd. (“Value Creation”) shall make available to NGHL certain office and secretarial services as may be required by NGHL from time to time, situated at 12B, Lippo Leighton Tower, 103 Leighton Road, Hong Kong. In exchange therefore, NGHL shall pay Value Creation the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

NAGAO GROUP HOLDINGS LIMITED

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

VALUE CREATION PARTNERS COMPANY LTD.

By:

Name:
Title: